UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2017

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On March 8, 2017, ATN International, Inc. (the “Company”) completed the previously-announced disposition of a portion of its U.S. Wireline business, located in the northeastern United States and operating as Sovernet Communications, to TVC Albany, Inc. (the “Buyer”), an affiliate of funds managed by Oak Hill Capital Management, LLC.  The contractual purchase price was $23.9 million consisting of the purchase price of $22.0 million and a closing date adjustment related to working capital and other matters in favor of the Company of approximately $1.9 million.  Approximately $3.0 million of the sale proceeds will be held in escrow for a period of up to 15 months after closing to satisfy working capital adjustments in favor of the Buyer, to fund certain capital expenditure projects related to the assets sold and to secure the Company’s indemnification obligations.  Additionally, the Company may be entitled to receive monthly earn-out payments of up to an aggregate of $4.0 million with respect to the period from the closing date until December 31, 2017.

This Current Report on Form 8-K is being filed to provide pro forma financial information required by Item 9.01(b) of Form 8-K related to the disposition.

Item 9.01                                           Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial statements are derived from the historical statements of the Company and give effect to the sale of the Company’s U.S. Wireline business located in the northeastern United States and the receipt of the net proceeds related thereto as further described in Exhibit 99.1 hereto. The following unaudited pro forma financial information is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein:

•                  Unaudited pro forma condensed balance sheet of the Company as of December 31, 2016; and

•                  Unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 2016.

(d)	Exhibits

	Exhibit 99.1	Unaudited pro forma condensed balance sheet of the Company as of December 31, 2016 and the unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: March 14, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma condensed balance sheet of the Company as of December 31, 2016 and the unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 2016.